Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

Second Quarter 2013

Reference is made to Prudential Financial, Inc.‘s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 7, 2013

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

This quarterly financial supplement reflects, for all periods presented, the classification of the results for the Company’s wealth management solutions operation, previously reported in the Asset Management segment, as “divested business” and excluded from adjusted operating income as a result of the sale of this operation.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,626	1,015	60%	U.S. Retirement Solutions and Investment Management Division	306	506	680	779	847
309	166	86%	U.S. Individual Life and Group Insurance Division	94	147	87	146	163
1,727	1,275	35%	International Insurance Division	678	782	647	877	850
(661)	(552)	-20%	Corporate and other operations	(225)	(414)	(372)	(314)	(347)

3,001	1,904	58%	Total pre-tax adjusted operating income	853	1,021	1,042	1,488	1,513
829	489	70%	Income taxes, applicable to adjusted operating income	205	270	239	406	423

2,172	1,415	53%	Financial Services Businesses after-tax adjusted operating income	648	751	803	1,082	1,090

			Reconciling items:
(5,233)	192	-2826%	Realized investment gains (losses), net, and related charges and adjustments	2,030	(1,303)	(1,698)	(3,003)	(2,230)
(376)	238	-258%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	4	264	108	95	(471)
328	(192)	271%	Change in experience-rated contractholder liabilities due to asset value changes	54	(254)	(94)	(143)	471
(55)	23	-339%	Divested businesses	22	(687)	49	29	(84)
1	13	-92%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	8	(40)	26	(30)	31

(5,335)	274	-2047%	Total reconciling items, before income taxes	2,118	(2,020)	(1,609)	(3,052)	(2,283)
(1,938)	422	-559%	Income taxes, not applicable to adjusted operating income	536	(623)	(614)	(1,241)	(697)

(3,397)	(148)	-2195%	Total reconciling items, after income taxes	1,582	(1,397)	(995)	(1,811)	(1,586)

(1,225)	1,267	-197%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	2,230	(646)	(192)	(729)	(496)
(23)	(13)	-77%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(9)	20	(25)	7	(30)

(1,248)	1,254	-200%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	2,221	(626)	(217)	(722)	(526)
77	26	196%	Earnings attributable to noncontrolling interests	15	25	27	42	35

(1,171)	1,280	-191%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	2,236	(601)	(190)	(680)	(491)
3	15	-80%	Income (loss) from discontinued operations, net of taxes	8	(1)	3	1	2

(1,168)	1,295	-190%	Net income (loss) of Financial Services Businesses	2,244	(602)	(187)	(679)	(489)
77	26	196%	Less: Income attributable to noncontrolling interests	15	25	27	42	35

(1,245)	1,269	-198%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	2,229	(627)	(214)	(721)	(524)

16.6%	10.3%		Operating Return on Average Equity (based on adjusted operating income)	9.5%	10.7%	11.7%	16.3%	16.9%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
(1,245)	1,269		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	2,229	(627)	(214)	(721)	(524)
18	16		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(5)	43	(18)	15	3

(1,227)	1,285		Consolidated net income (loss) attributable to Prudential Financial, Inc.	2,224	(584)	(232)	(706)	(521)

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted): (1)
4.59	3.00	Financial Services Businesses after-tax adjusted operating income	1.38	1.59	1.70	2.29	2.30

		Reconciling items:
(11.09)	0.40	Realized investment gains (losses), net, and related charges and adjustments	4.29	(2.76)	(3.61)	(6.37)	(4.72)
(0.80)	0.50	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.01	0.56	0.23	0.20	(1.00)
0.70	(0.40)	Change in experience-rated contractholder liabilities due to asset value changes	0.11	(0.54)	(0.20)	(0.30)	1.00
(0.12)	0.05	Divested businesses	0.05	(1.46)	0.10	0.06	(0.18)
0.04	—	Difference in earnings allocated to participating unvested share-based payment awards	(0.03)	0.02	—	0.02	0.02

(11.27)	0.55	Total reconciling items, before income taxes	4.43	(4.17)	(3.48)	(6.39)	(4.88)
(3.99)	0.89	Income taxes, not applicable to adjusted operating income	1.14	(1.24)	(1.30)	(2.55)	(1.44)

(7.28)	(0.34)	Total reconciling items, after income taxes	3.29	(2.93)	(2.18)	(3.84)	(3.44)

(2.69)	2.66	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	4.67	(1.34)	(0.48)	(1.55)	(1.14)
0.01	0.03	Income from discontinued operations, net of taxes	0.02	—	—	—	0.01

(2.68)	2.69	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	4.69	(1.34)	(0.48)	(1.55)	(1.13)

464.2	467.7	Weighted average number of outstanding Common shares (basic)	466.1	464.4	462.6	464.3	464.1

471.9	475.5	Weighted average number of outstanding Common shares (diluted)	473.5	471.8	469.9	471.7	472.2

5	16	Direct equity adjustments for earnings per share calculation	8	4	—	4	1

9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
21	14	Financial Services Businesses after-tax adjusted operating income	6	8	7	10	11
4	13	Income from continuing operations (after-tax) of Financial Services Businesses	21	—	7	2	2

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2012, December 31, 2012, March 31, 2013, and June 30, 2013, as well as for the six months ended June 30, 2013 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,226	3,013	2,409	2,153	2,545
		Long-term debt	21,030	19,576	18,460	18,009	17,083
		Junior Subordinated Long-Term Debt	1,519	2,519	4,594	5,804	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	36,593	37,189	37,078	38,478	33,749

		Excluding accumulated other comprehensive income (3)	28,687	27,976	27,088	26,265	25,423
		Amount included above for foreign currency exchange rate remeasurement (4)	1,039	813	(179)	(1,782)	(2,796)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	27,648	27,163	27,267	28,047	28,219

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	78.14	79.63	79.19	81.96	71.93

		Excluding accumulated other comprehensive income (3)	61.26	59.91	57.86	55.94	54.18
		Amount included above for foreign currency exchange rate remeasurement (4)	2.22	1.74	(0.38)	(3.80)	(5.96)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	59.04	58.17	58.24	59.74	60.14

		Number of diluted shares at end of period (2)	468.3	467.0	468.2	469.5	469.2

		Common Stock Price Range (based on closing price):
73.03	64.65	High	64.50	58.63	59.89	60.41	73.03
54.64	44.74	Low	44.74	45.46	48.74	54.64	54.91
73.03	48.43	Close	48.43	54.51	53.33	58.99	73.03

		Common Stock market capitalization (1)	22,472	25,184	24,692	27,448	33,813

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

OPERATIONS HIGHLIGHTS

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	289.2	303.1	313.7	323.2	319.1
		Retail customers	131.7	133.9	138.7	143.8	152.4
		General account	331.4	340.7	374.6	373.3	354.5

		Total Investment Management and Advisory Services	752.3	777.7	827.0	840.3	826.0
		Non-proprietary assets under management	176.2	193.0	196.8	180.7	174.4

		Total managed by U.S. Retirement Solutions and Investment Management Division	928.5	970.7	1,023.8	1,021.0	1,000.4
		Managed by U.S. Individual Life and Group Insurance Division	13.6	13.7	16.4	22.6	21.5
		Managed by International Insurance Division	19.0	20.5	20.1	17.8	21.8

		Total assets under management	961.1	1,004.9	1,060.3	1,061.4	1,043.7
		Client assets under administration	67.6	67.8	69.2	105.5	106.2

		Total assets under management and administration	1,028.7	1,072.7	1,129.5	1,166.9	1,149.9

		Assets managed or administered for customers outside of the United States at end of period	223.0	237.3	243.8	241.2	236.7

		Distribution Representatives (1):
		Prudential Agents	2,607	2,662	2,615	2,701	2,724
		International Life Planners	6,806	6,929	7,058	7,101	7,113
		Gibraltar Life Consultants	12,031	11,683	11,333	10,252	9,795

48	50	Prudential Agent productivity ($ thousands)	54	58	64	48	49

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
12,444	12,675	-2%	Premiums	6,695	8,263	41,145	6,329	6,115
2,885	2,163	33%	Policy charges and fee income	1,085	1,251	1,183	1,425	1,460
5,722	5,026	14%	Net investment income	2,526	2,631	2,713	2,821	2,901
2,490	1,847	35%	Asset management fees, commissions and other income	925	1,092	1,082	1,243	1,247

23,541	21,711	8%	Total revenues	11,231	13,237	46,123	11,818	11,723

			Benefits and Expenses (1):
12,503	11,888	5%	Insurance and annuity benefits	6,404	8,229	40,783	6,332	6,171
1,895	1,919	-1%	Interest credited to policyholders’ account balances	971	941	944	966	929
658	619	6%	Interest expense	311	311	313	327	331
(1,570)	(1,720)	9%	Deferral of acquisition costs	(911)	(882)	(932)	(864)	(706)
977	919	6%	Amortization of acquisition costs	513	466	581	475	502
6,077	6,182	-2%	General and administrative expenses	3,090	3,151	3,392	3,094	2,983

20,540	19,807	4%	Total benefits and expenses	10,378	12,216	45,081	10,330	10,210

3,001	1,904	58%	Adjusted operating income before income taxes	853	1,021	1,042	1,488	1,513

			Reconciling items:
(6,003)	342	-1855%	Realized investment gains (losses), net, and related adjustments	3,058	(1,951)	(2,057)	(3,305)	(2,698)
770	(150)	613%	Related charges	(1,028)	648	359	302	468

(5,233)	192	-2826%	Total realized investment gains (losses), net, and related charges and adjustments	2,030	(1,303)	(1,698)	(3,003)	(2,230)

(376)	238	-258%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	4	264	108	95	(471)
328	(192)	271%	Change in experience-rated contractholder liabilities due to asset value changes	54	(254)	(94)	(143)	471
(55)	23	-339%	Divested businesses	22	(687)	49	29	(84)
1	13	-92%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	8	(40)	26	(30)	31

(5,335)	274	-2047%	Total reconciling items, before income taxes	2,118	(2,020)	(1,609)	(3,052)	(2,283)

(2,334)	2,178	-207%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	2,971	(999)	(567)	(1,564)	(770)
(1,109)	911	-222%	Income tax expense (benefit)	741	(353)	(375)	(835)	(274)

(1,225)	1,267	-197%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	2,230	(646)	(192)	(729)	(496)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	06/30/2012	09/30/2012	12/31/2012	03/31/2013	06/30/2013

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $202,699; $208,474; $236,517; $232,366; $226,247)	217,232	226,015	254,917	254,222	242,059
Fixed maturities, held to maturity, at amortized cost (fair value $5,041; $5,018; $4,511; $4,186; $3,769)	4,771	4,720	4,268	3,878	3,562
Trading account assets supporting insurance liabilities, at fair value	19,729	20,132	20,590	20,890	20,658
Other trading account assets, at fair value	5,349	5,610	6,053	6,584	5,809
Equity securities, available for sale, at fair value (cost $4,188; $4,253; $4,302; $4,070; $4,102)	4,651	4,821	5,052	5,315	5,289
Commercial mortgage and other loans	26,643	27,057	27,125	28,744	28,320
Policy loans	6,291	6,551	6,455	6,861	6,679
Other long-term investments	5,655	6,133	8,016	7,689	7,847
Short-term investments	8,253	7,825	5,186	4,700	6,344

Total investments	298,574	308,864	337,662	338,883	326,567
Cash and cash equivalents	13,390	13,102	17,546	14,023	12,425
Accrued investment income	2,180	2,230	2,534	2,523	2,528
Deferred policy acquisition costs	12,612	13,250	13,688	13,968	14,547
Value of business acquired	3,510	3,516	3,248	4,167	3,846
Other assets	11,496	11,901	11,376	13,462	13,114
Separate account assets	235,268	247,510	253,254	266,308	264,054

Total assets	577,030	600,373	639,308	653,334	637,081

Liabilities:
Future policy benefits	123,555	132,209	165,212	160,290	153,683
Policyholders’ account balances	128,423	130,227	128,987	132,913	131,222
Securities sold under agreements to repurchase	4,656	4,662	3,436	3,679	3,707
Cash collateral for loaned securities	2,247	2,442	2,864	2,375	4,927
Income taxes	9,081	9,323	9,058	8,501	5,619
Senior short-term debt	3,226	3,013	2,409	2,153	2,545
Senior long-term debt	21,030	19,576	18,460	18,009	17,083
Junior subordinated long-term debt	1,519	2,519	4,594	5,804	4,884
Notes issued by consolidated variable interest entities	537	636	1,577	1,896	2,147
Other liabilities	10,286	10,376	11,663	12,225	12,701
Separate account liabilities	235,268	247,510	253,254	266,308	264,054

Total liabilities	539,828	562,493	601,514	614,153	602,572

Attributed Equity:
Accumulated other comprehensive income	7,906	9,213	9,990	12,213	8,326
Other attributed equity	28,687	27,976	27,088	26,265	25,423

Total attributed equity	36,593	37,189	37,078	38,478	33,749

Noncontrolling Interest	609	691	716	703	760

Total Equity	37,202	37,880	37,794	39,181	34,509

Total liabilities and equity	577,030	600,373	639,308	653,334	637,081

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,115	256	1,294	4,570	(5)
Policy charges and fee income	1,460	654	654	162	(10)
Net investment income	2,901	1,236	504	1,067	94
Asset management fees, commissions and other income	1,247	1,159	159	141	(212)

Total revenues	11,723	3,305	2,611	5,940	(133)

Benefits and Expenses (1):
Insurance and annuity benefits	6,171	683	1,578	3,904	6
Interest credited to policyholders’ account balances	929	495	201	233	—
Interest expense	331	31	98	—	202
Deferral of acquisition costs	(706)	(141)	(186)	(397)	18
Amortization of acquisition costs	502	137	102	275	(12)
General and administrative expenses	2,983	1,253	655	1,075	—

Total benefits and expenses	10,210	2,458	2,448	5,090	214

Adjusted operating income (loss) before income taxes	1,513	847	163	850	(347)

	Quarter Ended June 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,695	248	1,290	5,164	(7)
Policy charges and fee income	1,085	556	389	150	(10)
Net investment income	2,526	983	402	1,030	111
Asset management fees, commissions and other income	925	915	114	62	(166)

Total revenues	11,231	2,702	2,195	6,406	(72)

Benefits and Expenses (1):
Insurance and annuity benefits	6,404	611	1,452	4,303	38
Interest credited to policyholders’ account balances	971	568	139	270	(6)
Interest expense	311	39	80	(1)	193
Deferral of acquisition costs	(911)	(288)	(100)	(542)	19
Amortization of acquisition costs	513	168	77	284	(16)
General and administrative expenses	3,090	1,298	453	1,414	(75)

Total benefits and expenses	10,378	2,396	2,101	5,728	153

Adjusted operating income (loss) before income taxes	853	306	94	678	(225)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	12,444	401	2,573	9,484	(14)
Policy charges and fee income	2,885	1,273	1,311	321	(20)
Net investment income	5,722	2,396	977	2,160	189
Asset management fees, commissions and other income	2,490	2,299	307	325	(441)

Total revenues	23,541	6,369	5,168	12,290	(286)

Benefits and Expenses (1):
Insurance and annuity benefits	12,503	1,207	3,183	8,107	6
Interest credited to policyholders’ account balances	1,895	1,001	394	500	—
Interest expense	658	64	194	1	399
Deferral of acquisition costs	(1,570)	(376)	(406)	(824)	36
Amortization of acquisition costs	977	282	175	545	(25)
General and administrative expenses	6,077	2,565	1,319	2,234	(41)

Total benefits and expenses	20,540	4,743	4,859	10,563	375

Adjusted operating income (loss) before income taxes	3,001	1,626	309	1,727	(661)

	Six Months Ended June 30, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	12,675	364	2,559	9,769	(17)
Policy charges and fee income	2,163	1,100	780	302	(19)
Net investment income	5,026	1,982	802	2,044	198
Asset management fees, commissions and other income	1,847	1,875	221	108	(357)

Total revenues	21,711	5,321	4,362	12,223	(195)

Benefits and Expenses (1):
Insurance and annuity benefits	11,888	862	2,925	8,055	46
Interest credited to policyholders’ account balances	1,919	1,112	272	548	(13)
Interest expense	619	74	157	—	388
Deferral of acquisition costs	(1,720)	(553)	(189)	(1,012)	34
Amortization of acquisition costs	919	265	134	544	(24)
General and administrative expenses	6,182	2,546	897	2,813	(74)

Total benefits and expenses	19,807	4,306	4,196	10,948	357

Adjusted operating income (loss) before income taxes	1,904	1,015	166	1,275	(552)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	326,567	118,693	44,186	148,996	14,692
Deferred policy acquisition costs	14,547	4,788	3,821	6,206	(268)
Other assets	31,913	10,881	10,061	9,310	1,661
Separate account assets	264,054	223,864	41,046	1,620	(2,476)

Total assets	637,081	358,226	99,114	166,132	13,609

Liabilities:
Future policy benefits	153,683	50,179	12,127	88,061	3,316
Policyholders’ account balances	131,222	55,656	27,496	48,066	4
Debt	24,512	4,949	9,259	52	10,252
Other liabilities	29,101	8,810	5,567	11,460	3,264
Separate account liabilities	264,054	223,864	41,046	1,620	(2,476)

Total liabilities	602,572	343,458	95,495	149,259	14,360

Attributed Equity:
Accumulated other comprehensive income (loss)	8,326	507	614	8,542	(1,337)
Other attributed equity	25,423	13,500	3,005	8,321	597

Total attributed equity	33,749	14,007	3,619	16,863	(740)

Noncontrolling Interest	760	761	—	10	(11)

Total Equity	34,509	14,768	3,619	16,873	(751)

Total liabilities and equity	637,081	358,226	99,114	166,132	13,609

	As of December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	337,662	124,654	36,648	164,144	12,216
Deferred policy acquisition costs	13,688	4,036	3,298	6,589	(235)
Other assets	34,704	13,958	6,422	11,506	2,818
Separate account assets	253,254	214,416	39,757	1,555	(2,474)

Total assets	639,308	357,064	86,125	183,794	12,325

Liabilities:
Future policy benefits	165,212	54,799	10,252	96,874	3,287
Policyholders’ account balances	128,987	56,282	18,518	54,172	15
Debt	25,463	4,969	8,428	38	12,028
Other liabilities	28,598	9,308	5,172	13,016	1,102
Separate account liabilities	253,254	214,416	39,757	1,555	(2,474)

Total liabilities	601,514	339,774	82,127	165,655	13,958

Attributed Equity:
Accumulated other comprehensive income (loss)	9,990	2,541	1,728	7,359	(1,638)
Other attributed equity	27,088	14,023	2,270	10,776	19

Total attributed equity	37,078	16,564	3,998	18,135	(1,619)

Noncontrolling Interest	716	726	—	4	(14)

Total Equity	37,794	17,290	3,998	18,139	(1,633)

Total liabilities and equity	639,308	357,064	86,125	183,794	12,325

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2013				As of December 31, 2012
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	573	5,375	4,884	10,832	668	5,381	4,594	10,643
Operating Debt - Investment related	1,275	8,153	—	9,428	1,258	9,203	—	10,461
Operating Debt - Specified businesses	697	3,555	—	4,252	483	3,876	—	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,545	17,083	4,884	24,512	2,409	18,460	4,594	25,463

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,675	—	1,750	75	1,675	—	1,750

Total debt	75	1,675	—	1,750	75	1,675	—	1,750

	As of June 30, 2013				As of December 31, 2012
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,401	1,042	389	10,832	9,149	1,042	452	10,643
Operating Debt - Investment related	5,499	718	3,211	9,428	6,955	293	3,213	10,461
Operating Debt - Specified businesses	2,623	1,426	203	4,252	2,740	1,468	151	4,359
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	17,523	3,186	3,803	24,512	18,844	2,803	3,816	25,463

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for June 30, 2013 and December 31, 2012, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
401	364	10%	Premiums	248	161	31,979	145	256
1,273	1,100	16%	Policy charges and fee income	556	584	598	619	654
2,396	1,982	21%	Net investment income	983	1,002	1,096	1,160	1,236
2,299	1,875	23%	Asset management fees, commissions and other income	915	1,074	1,107	1,140	1,159

6,369	5,321	20%	Total revenues	2,702	2,821	34,780	3,064	3,305

			Benefits and Expenses (1):
1,207	862	40%	Insurance and annuity benefits	611	736	32,292	524	683
1,001	1,112	-10%	Interest credited to policyholders’ account balances	568	504	531	506	495
64	74	-14%	Interest expense	39	37	33	33	31
(376)	(553)	32%	Deferral of acquisition costs	(288)	(305)	(233)	(235)	(141)
282	265	6%	Amortization of acquisition costs	168	(20)	166	145	137
2,565	2,546	1%	General and administrative expenses	1,298	1,363	1,311	1,312	1,253

4,743	4,306	10%	Total benefits and expenses	2,396	2,315	34,100	2,285	2,458

1,626	1,015	60%	Adjusted operating income before income taxes	306	506	680	779	847

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2013				Quarter Ended June 30, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	401	53	348	—	256	29	227	—
Policy charges and fee income	1,273	1,171	102	—	654	600	54	—
Net investment income	2,396	357	2,001	38	1,236	181	1,035	20
Asset management fees, commissions and other income	2,299	606	406	1,287	1,159	309	205	645

Total revenues	6,369	2,187	2,857	1,325	3,305	1,119	1,521	665

Benefits and Expenses (1):
Insurance and annuity benefits	1,207	115	1,092	—	683	73	610	—
Interest credited to policyholders’ account balances	1,001	231	770	—	495	113	382	—
Interest expense	64	45	13	6	31	22	6	3
Deferral of acquisition costs	(376)	(350)	(13)	(13)	(141)	(127)	(8)	(6)
Amortization of acquisition costs	282	258	11	13	137	124	6	7
General and administrative expenses	2,565	1,116	477	972	1,253	514	246	493

Total benefits and expenses	4,743	1,415	2,350	978	2,458	719	1,242	497

Adjusted operating income before income taxes	1,626	772	507	347	847	400	279	168

	Six Months Ended June 30, 2012				Quarter Ended June 30, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	364	54	310	—	248	27	221	—
Policy charges and fee income	1,100	1,000	100	—	556	506	50	—
Net investment income	1,982	388	1,556	38	983	191	777	15
Asset management fees, commissions and other income	1,875	484	383	1,008	915	244	194	477

Total revenues	5,321	1,926	2,349	1,046	2,702	968	1,242	492

Benefits and Expenses (1):
Insurance and annuity benefits	862	133	729	—	611	178	433	—
Interest credited to policyholders’ account balances	1,112	259	853	—	568	142	426	—
Interest expense	74	56	10	8	39	28	6	5
Deferral of acquisition costs	(553)	(528)	(12)	(13)	(288)	(274)	(8)	(6)
Amortization of acquisition costs	265	243	10	12	168	157	5	6
General and administrative expenses	2,546	1,235	456	855	1,298	630	233	435

Total benefits and expenses	4,306	1,398	2,046	862	2,396	861	1,095	440

Adjusted operating income before income taxes	1,015	528	303	184	306	107	147	52

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
131,608	109,743	Beginning total account value	120,276	120,326	128,949	131,608	139,034
6,647	10,287	Sales	5,344	5,912	3,778	4,208	2,439
(3,674)	(3,302)	Surrenders and withdrawals	(1,626)	(1,579)	(1,765)	(1,776)	(1,898)

2,973	6,985	Net sales	3,718	4,333	2,013	2,432	541
(636)	(573)	Benefit payments	(288)	(283)	(313)	(310)	(326)

2,337	6,412	Net flows	3,430	4,050	1,700	2,122	215
5,373	5,429	Change in market value, interest credited, and other	(2,742)	5,264	1,687	6,039	(666)
(1,543)	(1,258)	Policy charges	(638)	(691)	(728)	(735)	(808)

137,775	120,326	Ending total account value	120,326	128,949	131,608	139,034	137,775

		Fixed Annuities:
3,734	3,792	Beginning total account value	3,778	3,768	3,756	3,734	3,714
30	30	Sales	14	14	11	16	14
(79)	(77)	Surrenders and withdrawals	(34)	(35)	(48)	(41)	(38)

(49)	(47)	Net redemptions	(20)	(21)	(37)	(25)	(24)
(167)	(145)	Benefit payments	(62)	(68)	(68)	(71)	(96)

(216)	(192)	Net flows	(82)	(89)	(105)	(96)	(120)
182	169	Interest credited and other	73	78	83	77	105
(1)	(1)	Policy charges	(1)	(1)	—	(1)	—

3,699	3,768	Ending total account value	3,768	3,756	3,734	3,714	3,699

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,250	1,563	Insurance Agents	799	903	557	703	547
1,387	2,532	Wirehouses	1,299	1,471	929	923	464
2,944	4,441	Independent Financial Planners	2,338	2,706	1,661	1,935	1,009
1,096	1,781	Bank Distribution	922	846	642	663	433

6,677	10,317	Total	5,358	5,926	3,789	4,224	2,453

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
11,564	12,830	Beginning balance	12,277	12,355	11,929	11,564	11,148
746	1,210	Premiums and deposits	662	674	476	488	258
(513)	(531)	Surrenders and withdrawals	(253)	(239)	(288)	(268)	(245)

233	679	Net sales	409	435	188	220	13
(205)	(185)	Benefit payments	(84)	(86)	(86)	(89)	(116)

28	494	Net flows	325	349	102	131	(103)
178	207	Interest credited and other	111	97	70	86	92
(866)	(1,175)	Net transfers to separate account	(357)	(871)	(537)	(632)	(234)
(1)	(1)	Policy charges	(1)	(1)	—	(1)	—

10,903	12,355	Ending balance	12,355	11,929	11,564	11,148	10,903

		Account Values in Separate Account:
123,778	100,705	Beginning balance	111,777	111,739	120,776	123,778	131,600
5,931	9,107	Premiums and deposits	4,696	5,252	3,313	3,736	2,195
(3,240)	(2,848)	Surrenders and withdrawals	(1,407)	(1,375)	(1,525)	(1,549)	(1,691)

2,691	6,259	Net sales	3,289	3,877	1,788	2,187	504
(598)	(533)	Benefit payments	(266)	(265)	(295)	(292)	(306)

2,093	5,726	Net flows	3,023	3,612	1,493	1,895	198
5,377	5,391	Change in market value, interest credited and other	(2,780)	5,245	1,700	6,030	(653)
866	1,175	Net transfers from general account	357	871	537	632	234
(1,543)	(1,258)	Policy charges	(638)	(691)	(728)	(735)	(808)

130,571	111,739	Ending balance	111,739	120,776	123,778	131,600	130,571

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2012			2013
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	8,368	8,224	7,947	7,764	7,290
Guaranteed minimum withdrawal benefits	984	980	947	945	895
Guaranteed minimum income benefits	3,603	3,631	3,556	3,639	3,519
Guaranteed minimum withdrawal & income benefits	83,110	91,366	94,804	101,688	101,686

Total	96,065	104,201	107,254	114,036	113,390

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	80,811	88,672	91,954	98,362	98,119
Account Values without Auto-Rebalancing Feature	15,254	15,529	15,300	15,674	15,271

Total	96,065	104,201	107,254	114,036	113,390

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,938	3,013	3,145	2,435	3,134
Net Amount at Risk without Auto-Rebalancing Feature	2,008	1,701	1,663	1,346	1,434

Total	5,946	4,714	4,808	3,781	4,568

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2012			2013
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	87,311	94,401	96,951	102,944	102,277
Net amount at risk	1,390	850	769	584	677
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,037	31,510	31,687	33,046	32,511
Net amount at risk	4,975	4,268	4,207	3,574	3,931

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	80,811	88,672	91,954	98,362	98,119
Account Values without Auto-Rebalancing Feature	36,537	37,239	36,684	37,628	36,669

Total	117,348	125,911	128,638	135,990	134,788

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,596	983	958	715	1,064
Net Amount at Risk without Auto-Rebalancing Feature	4,769	4,135	4,018	3,443	3,544

Total	6,365	5,118	4,976	4,158	4,608

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
148,405	139,430	Beginning total account value	145,991	142,405	146,934	148,405	156,380
9,376	9,009	Deposits and sales	4,363	3,478	3,903	5,679	3,697
(8,298)	(10,774)	Withdrawals and benefits	(3,671)	(4,063)	(4,386)	(4,676)	(3,622)
8,255	4,740	Change in market value, interest credited, interest income and other activity (1)	(4,278)	5,114	1,954	6,972	1,283

157,738	142,405	Ending total account value	142,405	146,934	148,405	156,380	157,738

1,078	(1,765)	Net additions (withdrawals)	692	(585)	(483)	1,003	75

		Stable value account values included above	41,634	42,044	42,836	43,065	43,365

		Institutional Investment Products:
141,435	90,089	Beginning total account value	93,853	102,443	104,646	141,435	143,011
8,205	12,856	Additions (2)	8,457	2,957	39,192	3,845	4,360
(4,781)	(4,370)	Withdrawals and benefits (3)	(2,832)	(1,539)	(2,586)	(2,319)	(2,462)
(460)	2,490	Change in market value, interest credited and interest income	1,562	1,509	788	202	(662)
(298)	1,378	Other (4)	1,403	(724)	(605)	(152)	(146)

144,101	102,443	Ending total account value (5)	102,443	104,646	141,435	143,011	144,101

3,424	8,486	Net additions	5,625	1,418	36,606	1,526	1,898

(1)	Includes $(1.4) billion for the three months ended June 30, 2012, representing the divestiture of bank deposits previously held by Prudential Bank & Trust, as a result of the Company’s decision to limit its operations to trust services.
(2)	Includes $1,008 million for the three months ended December 31, 2012, representing transfers of client balances from externally managed accounts to accounts managed by Prudential. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	Includes $(886) million, and $(9) million, $(4) million, and $(6) million for the three months ended June 30, 2012, September 30, 2012, March 31, 2013, and June 30, 2013, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(4)	“Other” activity includes transfers to externally/(internally) managed accounts of $886 million, $9 million, $(1,008) million, $4 million, and $6 million for the three months ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013, and June 30, 2013, respectively. These transfers are offset in withdrawals/(additions) discussed above in notes 2 & 3. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.
(5)	Ending total account values for Institutional Investment Products business includes $1.5 billion as of June 30, 2012 and September 30, 2012, and $1.9 billion as of December 31, 2012, March 31, 2013, and June 30, 2013, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
918	810	13%	Asset management fees	407	424	433	451	467
125	5	2400%	Other related revenues	(25)	113	89	65	60
282	231	22%	Service, distribution and other revenues	110	103	135	144	138

1,325	1,046	27%	Total Asset Management segment revenues	492	640	657	660	665

			Analysis of asset management fees by source:
410	380	8%	Institutional customers	190	194	201	203	207
299	245	22%	Retail customers	124	132	132	145	154
209	185	13%	General account	93	98	100	103	106

918	810	13%	Total asset management fees	407	424	433	451	467

Supplementary Assets Under Management Information (in billions):
	June 30, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.1	229.3	32.7	319.1
Retail customers	98.9	51.3	2.2	152.4
General account	7.9	345.2	1.4	354.5

Total	163.9	625.8	36.3	826.0

	June 30, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	48.0	211.1	30.1	289.2
Retail customers	80.9	49.5	1.3	131.7
General account	8.5	321.4	1.5	331.4

Total	137.4	582.0	32.9	752.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
274.6	234.2	Beginning assets under management	247.5	251.4	263.8	274.6	282.9
29.2	25.3	Additions	11.2	12.7	20.8	14.4	14.8
(19.2)	(19.9)	Withdrawals	(11.2)	(9.3)	(12.4)	(7.5)	(11.7)
(4.2)	11.4	Change in market value	3.7	8.9	2.8	1.9	(6.1)
(0.2)	0.2	Net money market flows	0.1	0.1	(0.1)	(0.2)	—
(0.6)	0.2	Other (1)	0.1	—	(0.3)	(0.3)	(0.3)

279.6	251.4	Ending assets under management	251.4	263.8	274.6	282.9	279.6
39.5	37.8	Affiliated institutional assets under management	37.8	39.3	39.1	40.3	39.5

319.1	289.2	Total assets managed for institutional customers at end of period	289.2	303.1	313.7	323.2	319.1

10.0	5.4	Net institutional additions, excluding money market activity	—	3.4	8.4	6.9	3.1

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
91.1	69.6	Beginning assets under management	81.1	81.1	87.8	91.1	97.9
23.3	18.9	Additions	9.5	8.0	10.1	10.9	12.4
(19.0)	(12.0)	Withdrawals	(5.9)	(5.5)	(6.7)	(9.1)	(9.9)
5.0	4.6	Change in market value	(3.6)	4.3	(0.1)	5.0	—
—	—	Net money market flows	—	(0.1)	—	—	—
—	—	Other	—	—	—	—	—

100.4	81.1	Ending assets under management	81.1	87.8	91.1	97.9	100.4
52.0	50.6	Affiliated retail assets under management	50.6	46.1	47.6	45.9	52.0

152.4	131.7	Total assets managed for retail customers at end of period	131.7	133.9	138.7	143.8	152.4

4.3	6.9	Net retail additions, excluding money market activity	3.6	2.5	3.4	1.8	2.5

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,573	2,559	1%	Premiums	1,290	1,295	1,274	1,279	1,294
1,311	780	68%	Policy charges and fee income	389	537	439	657	654
977	802	22%	Net investment income	402	409	408	473	504
307	221	39%	Asset management fees, commissions and other income	114	127	117	148	159

5,168	4,362	18%	Total revenues	2,195	2,368	2,238	2,557	2,611

			Benefits and Expenses (1):
3,183	2,925	9%	Insurance and annuity benefits	1,452	1,433	1,411	1,605	1,578
394	272	45%	Interest credited to policyholders’ account balances	139	139	146	193	201
194	157	24%	Interest expense	80	83	83	96	98
(406)	(189)	-115%	Deferral of acquisition costs	(100)	(103)	(199)	(220)	(186)
175	134	31%	Amortization of acquisition costs	77	210	80	73	102
1,319	897	47%	General and administrative expenses	453	459	630	664	655

4,859	4,196	16%	Total benefits and expenses	2,101	2,221	2,151	2,411	2,448

309	166	86%	Adjusted operating income before income taxes	94	147	87	146	163

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2013			Quarter Ended June 30, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,573	397	2,176	1,294	204	1,090
Policy charges and fee income	1,311	1,038	273	654	523	131
Net investment income	977	684	293	504	354	150
Asset management fees, commissions and other income	307	248	59	159	131	28

Total revenues	5,168	2,367	2,801	2,611	1,212	1,399

Benefits and Expenses (1):
Insurance and annuity benefits	3,183	934	2,249	1,578	466	1,112
Interest credited to policyholders’ account balances	394	281	113	201	145	56
Interest expense	194	189	5	98	95	3
Deferral of acquisition costs	(406)	(408)	2	(186)	(188)	2
Amortization of acquisition costs	175	170	5	102	99	3
General and administrative expenses	1,319	923	396	655	454	201

Total benefits and expenses	4,859	2,089	2,770	2,448	1,071	1,377

Adjusted operating income before income taxes	309	278	31	163	141	22

	Six Months Ended June 30, 2012			Quarter Ended June 30, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,559	358	2,201	1,290	183	1,107
Policy charges and fee income	780	540	240	389	275	114
Net investment income	802	510	292	402	256	146
Asset management fees, commissions and other income	221	171	50	114	89	25

Total revenues	4,362	1,579	2,783	2,195	803	1,392

Benefits and Expenses (1):
Insurance and annuity benefits	2,925	644	2,281	1,452	350	1,102
Interest credited to policyholders’ account balances	272	158	114	139	81	58
Interest expense	157	155	2	80	78	2
Deferral of acquisition costs	(189)	(189)	—	(100)	(100)	—
Amortization of acquisition costs	134	132	2	77	76	1
General and administrative expenses	897	506	391	453	257	196

Total benefits and expenses	4,196	1,406	2,790	2,101	742	1,359

Adjusted operating income (loss) before income taxes	166	173	(7)	94	61	33

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

16	9	Variable life	5	4	8	9	7
281	76	Universal life	42	52	90	157	124
103	85	Term life	44	42	46	50	53

400	170	Total	91	98	144	216	184

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

50	44	Prudential Agents	24	22	24	25	25
350	126	Third party distribution	67	76	120	191	159

400	170	Total	91	98	144	216	184

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
10,583	9,500	Beginning balance	9,792	10,021	10,058	10,583	20,026
2,073	982	Premiums and deposits	502	506	709	1,108	965
(545)	(416)	Surrenders and withdrawals	(220)	(209)	(213)	(240)	(305)

1,528	566	Net sales	282	297	496	868	660
(219)	(122)	Benefit payments	(65)	(53)	(59)	(133)	(86)

1,309	444	Net flows	217	244	437	735	574
575	116	Interest credited and other	28	(195)	111	276	299
186	148	Net transfers from separate account	78	68	84	88	98
(627)	(187)	Policy charges	(94)	(80)	(107)	(340)	(287)
8,684	—	Acquisition	—	—	—	8,684	—

20,710	10,021	Ending balance	10,021	10,058	10,583	20,026	20,710

		Separate Account Liabilities (3):
17,817	16,491	Beginning balance	17,842	17,113	17,835	17,817	24,611
689	419	Premiums and deposits	211	212	218	305	384
(548)	(275)	Surrenders and withdrawals	(130)	(148)	(154)	(233)	(315)

141	144	Net sales	81	64	64	72	69
(93)	(15)	Benefit payments	(8)	(8)	(7)	(41)	(52)

48	129	Net flows	73	56	57	31	17
1,840	968	Change in market value, interest credited and other	(562)	895	173	1,487	353
(186)	(148)	Net transfers to general account	(78)	(68)	(84)	(88)	(98)
(571)	(327)	Policy charges	(162)	(161)	(164)	(243)	(328)
5,607	—	Acquisition	—	—	—	5,607	—

24,555	17,113	Ending balance	17,113	17,835	17,817	24,611	24,555

		FACE AMOUNT IN FORCE (4):

		Variable life	111,530	111,159	110,218	175,851	173,991
		Universal life	45,161	47,943	53,092	130,182	135,686
		Term life	491,724	499,051	506,868	597,272	606,212

		Total	648,415	658,153	670,178	903,305	915,889

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
598	325	Cash value of surrenders	155	165	169	303	295
3.0%	2.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.5%	2.6%	2.6%	3.1%	2.9%

		Death benefits per $1,000 of in force (1):
4.27	5.16	Variable and universal life	5.90	4.38	4.17	4.35	4.19
1.31	1.75	Term life	2.08	1.00	1.36	1.29	1.34
3.07	3.39	Total, Individual Life Insurance	3.89	2.60	2.69	3.10	3.05

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
163	235	Group life	24	18	51	148	15
52	100	Group disability	19	28	7	45	7

215	335	Total	43	46	58	193	22

		Future Policy Benefits (1):
		Group life	2,300	2,231	2,385	2,297	2,292
		Group disability	28	17	4	34	23

		Total	2,328	2,248	2,389	2,331	2,315

		Policyholders’ Account Balances (1):
		Group life	7,310	7,522	7,726	7,657	7,696
		Group disability	182	193	209	212	214

		Total	7,492	7,715	7,935	7,869	7,910

		Separate Account Liabilities (1):
		Group life	19,506	20,110	21,940	23,076	22,352
		Group disability	—	—	—	—	—

		Total	19,506	20,110	21,940	23,076	22,352

		Group Life Insurance:
2,126	2,079	Gross premiums, policy charges and fee income (2)	1,015	1,019	1,079	1,074	1,052
1,998	1,979	Earned premiums, policy charges and fee income	989	1,010	994	997	1,001
91.4%	92.0%	Benefits ratio	88.6%	90.7%	89.0%	92.2%	90.6%
9.4%	9.5%	Administrative operating expense ratio	9.9%	9.2%	11.8%	9.2%	9.6%
		Persistency ratio	95.0%	94.5%	94.0%	95.0%	94.7%

		Group Disability Insurance:
482	477	Gross premiums, policy charges and fee income (2)	245	239	243	240	242
451	462	Earned premiums, policy charges and fee income	232	231	232	231	220
93.8%	99.8%	Benefits ratio	97.4%	93.9%	98.7%	94.4%	93.2%
26.1%	24.5%	Administrative operating expense ratio	23.3%	23.8%	28.4%	26.7%	25.6%
		Persistency ratio	91.6%	90.5%	89.3%	91.7%	89.7%

(1)	As of end of period.
(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,829	2,390	Beginning balance	3,252	2,619	3,457	3,829	4,223
350	528	Capitalization	274	288	200	223	127
(258)	(243)	Amortization - operating results	(157)	36	(131)	(134)	(124)
562	(72)	Amortization - realized investment gains and losses	(747)	518	288	271	291
94	16	Impact of unrealized (gains) or losses on AFS securities	(3)	(4)	15	34	60
—	—	Other	—	—	—	—	—

4,577	2,619	Ending balance	2,619	3,457	3,829	4,223	4,577

		INDIVIDUAL LIFE INSURANCE:
3,116	3,192	Beginning balance	3,242	3,238	2,994	3,116	3,317
408	189	Capitalization	100	103	144	220	188
(170)	(132)	Amortization - operating results	(76)	(209)	(78)	(71)	(99)
7	—	Amortization - realized investment gains and losses	—	—	—	2	5
285	(11)	Impact of unrealized (gains) or losses on AFS securities	(28)	(138)	56	50	235

3,646	3,238	Ending balance	3,238	2,994	3,116	3,317	3,646

		GROUP INSURANCE:
182	132	Beginning balance	131	130	129	182	180
(2)	—	Capitalization	—	—	55	—	(2)
(5)	(2)	Amortization - operating results	(1)	(1)	(2)	(2)	(3)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

175	130	Ending balance	130	129	182	180	175

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,357	1,000	Beginning balance	1,306	1,032	1,275	1,357	1,425
31	170	Capitalization	88	70	18	16	15
(106)	(113)	Amortization - operating results	(68)	(2)	(50)	(54)	(52)
193	(33)	Amortization - realized investment gains and losses	(295)	172	107	92	101
31	8	Impact of unrealized losses on AFS securities	1	3	7	14	17
—	—	Other	—	—	—	—	—

1,506	1,032	Ending balance	1,032	1,275	1,357	1,425	1,506

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2012			2013
2013	2012			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
9,484	9,769	-3%	Premiums	5,164	6,814	7,901	4,914	4,570
321	302	6%	Policy charges and fee income	150	139	156	159	162
2,160	2,044	6%	Net investment income	1,030	1,119	1,105	1,093	1,067
325	108	201%	Asset management fees, commissions and other income	62	82	47	184	141

12,290	12,223	1%	Total revenues	6,406	8,154	9,209	6,350	5,940

			Benefits and Expenses (1):
8,107	8,055	1%	Insurance and annuity benefits	4,303	5,982	7,068	4,203	3,904
500	548	-9%	Interest credited to policyholders’ account balances	270	303	271	267	233
1	—	—	Interest expense	(1)	1	2	1	—
(824)	(1,012)	19%	Deferral of acquisition costs	(542)	(494)	(518)	(427)	(397)
545	544	0%	Amortization of acquisition costs	284	279	350	270	275
2,234	2,813	-21%	General and administrative expenses	1,414	1,301	1,389	1,159	1,075

10,563	10,948	-4%	Total benefits and expenses	5,728	7,372	8,562	5,473	5,090

1,727	1,275	35%	Adjusted operating income before income taxes	678	782	647	877	850

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2013			Quarter Ended June 30, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	9,484	3,513	5,971	4,570	1,623	2,947
Policy charges and fee income	321	175	146	162	85	77
Net investment income	2,160	793	1,367	1,067	390	677
Asset management fees, commissions and other income	325	120	205	141	60	81

Total revenues	12,290	4,601	7,689	5,940	2,158	3,782

Benefits and Expenses (1):
Insurance and annuity benefits	8,107	2,972	5,135	3,904	1,381	2,523
Interest credited to policyholders’ account balances	500	124	376	233	55	178
Interest expense	1	1	—	—	—	—
Deferral of acquisition costs	(824)	(376)	(448)	(397)	(166)	(231)
Amortization of acquisition costs	545	237	308	275	117	158
General and administrative expenses	2,234	853	1,381	1,075	403	672

Total benefits and expenses	10,563	3,811	6,752	5,090	1,790	3,300

Adjusted operating income before income taxes	1,727	790	937	850	368	482

	Six Months Ended June 30, 2012			Quarter Ended June 30, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	9,769	3,516	6,253	5,164	1,690	3,474
Policy charges and fee income	302	188	114	150	94	56
Net investment income	2,044	767	1,277	1,030	381	649
Asset management fees, commissions and other income	108	38	70	62	27	35

Total revenues	12,223	4,509	7,714	6,406	2,192	4,214

Benefits and Expenses (1):
Insurance and annuity benefits	8,055	2,892	5,163	4,303	1,402	2,901
Interest credited to policyholders’ account balances	548	129	419	270	61	209
Interest expense	—	—	—	(1)	—	(1)
Deferral of acquisition costs	(1,012)	(438)	(574)	(542)	(226)	(316)
Amortization of acquisition costs	544	250	294	284	124	160
General and administrative expenses	2,813	920	1,893	1,414	457	957

Total benefits and expenses	10,948	3,753	7,195	5,728	1,818	3,910

Adjusted operating income before income taxes	1,275	756	519	678	374	304

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2012			2013
2013	2012		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,851	2,924	Japan, excluding Gibraltar Life	1,393	1,416	1,389	1,559	1,292
6,117	6,367	Gibraltar Life	3,530	5,143	6,229	3,093	3,024
837	780	All other countries	391	394	439	421	416

9,805	10,071	Total	5,314	6,953	8,057	5,073	4,732

		Annualized new business premiums:
428	621	Japan, excluding Gibraltar Life	316	181	190	249	179
957	1,231	Gibraltar Life	762	680	813	459	498
172	175	All other countries	86	93	94	96	76

1,557	2,027	Total	1,164	954	1,097	804	753

		Annualized new business premiums by distribution channel:
600	796	Life Planners	402	274	284	345	255
436	509	Gibraltar Life Consultants	316	208	213	204	232
406	454	Banks	261	433	547	209	197
115	268	Independent Agency	185	39	53	46	69

1,557	2,027	Total	1,164	954	1,097	804	753

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,229	2,920	Japan, excluding Gibraltar Life	1,394	1,398	1,405	1,736	1,493
6,951	6,330	Gibraltar Life	3,559	5,076	6,252	3,395	3,556
814	767	All other countries	390	388	421	402	412

10,994	10,017	Total	5,343	6,862	8,078	5,533	5,461

		Annualized new business premiums:
490	622	Japan, excluding Gibraltar Life	316	178	192	280	210
1,053	1,228	Gibraltar Life	769	670	806	488	565
167	171	All other countries	86	93	91	92	75

1,710	2,021	Total	1,171	941	1,089	860	850

		Annualized new business premiums by distribution channel:
657	793	Life Planners	402	271	283	372	285
482	507	Gibraltar Life Consultants	318	203	212	217	265
445	451	Banks	261	429	542	223	222
126	270	Independent Agency	190	38	52	48	78

1,710	2,021	Total	1,171	941	1,089	860	850

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2012			2013
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	354	356	359	364	367
Gibraltar Life	400	406	411	414	414
All other countries	105	106	107	108	109

Total	859	868	877	886	890

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,773	2,794	2,825	2,880	2,911
Gibraltar Life	7,417	7,432	7,449	7,417	7,340
All other countries	1,624	1,643	1,662	1,680	1,697

Total	11,814	11,869	11,936	11,977	11,948

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	93.0%	93.0%	93.0%	93.0%	93.2%
25 months	85.4%	85.7%	86.1%	86.3%	86.3%

Gibraltar Life:
13 months	90.6%	90.4%	89.7%	89.4%	89.6%
25 months	81.6%	82.0%	82.4%	82.2%	81.9%

Number of Life Planners at end of period:
Japan	3,116	3,169	3,216	3,284	3,243
All other countries	3,690	3,760	3,842	3,817	3,870

Total life planners	6,806	6,929	7,058	7,101	7,113

Gibraltar Life Consultants	12,031	11,683	11,333	10,252	9,795

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2013				December 31, 2012
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	239,907	27,489	212,418	66.4%	254,096	28,790	225,306	68.2%
Public, held-to-maturity, at amortized cost	2,693	—	2,693	0.8%	3,116	—	3,116	0.9%
Private, available-for-sale, at fair value	45,846	16,559	29,287	9.2%	46,875	17,629	29,246	8.8%
Private, held-to-maturity, at amortized cost	869	—	869	0.3%	1,152	—	1,152	0.3%
Trading account assets supporting insurance liabilities, at fair value	20,658	—	20,658	6.5%	20,590	—	20,590	6.2%
Other trading account assets, at fair value	1,675	274	1,401	0.4%	1,701	275	1,426	0.4%
Equity securities, available-for-sale, at fair value	8,754	3,465	5,289	1.7%	8,256	3,225	5,031	1.5%
Commercial mortgage and other loans, at book value	37,579	9,749	27,830	8.7%	36,231	9,608	26,623	8.1%
Policy loans, at outstanding balance	11,740	5,061	6,679	2.1%	11,575	5,120	6,455	2.0%
Other long-term investments (1)	8,664	2,102	6,562	2.0%	8,677	2,012	6,665	2.0%
Short-term investments	7,915	1,731	6,184	1.9%	6,385	1,261	5,124	1.6%

Subtotal (2)	386,300	66,430	319,870	100.0%	398,654	67,920	330,734	100.0%

Invested assets of other entities and operations (3)	6,697	—	6,697		6,928	—	6,928

Total investments	392,997	66,430	326,567		405,582	67,920	337,662

Fixed Maturities by Credit Quality (2):

	June 30, 2013					December 31, 2012
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	168,844	15,490	2,944	181,390	84.3%	181,892	15,753	985	196,660	86.0%
2	26,614	2,091	962	27,743	12.9%	25,074	2,029	439	26,664	11.7%

Subtotal - High or Highest Quality Securities	195,458	17,581	3,906	209,133	97.2%	206,966	17,782	1,424	223,324	97.7%

3	4,045	246	128	4,163	1.9%	3,670	128	204	3,594	1.6%
4	1,541	144	76	1,609	0.8%	1,351	100	122	1,329	0.6%
5	295	32	23	304	0.1%	340	20	58	302	0.1%
6	54	16	3	67	0.0%	55	10	17	48	0.0%

Subtotal - Other Securities	5,935	438	230	6,143	2.8%	5,416	258	401	5,273	2.3%

Total	201,393	18,019	4,136	215,276	100.0%	212,382	18,040	1,825	228,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,202	722	73	7,851	26.0%	7,237	811	52	7,996	26.2%
2	17,432	1,498	175	18,755	62.1%	17,350	1,659	217	18,792	61.7%

Subtotal - High or Highest Quality Securities	24,634	2,220	248	26,606	88.1%	24,587	2,470	269	26,788	87.9%

3	2,493	138	30	2,601	8.6%	2,416	173	29	2,560	8.4%
4	628	37	11	654	2.2%	631	33	7	657	2.2%
5	227	11	16	222	0.7%	310	7	16	301	1.0%
6	105	14	5	114	0.4%	131	29	—	160	0.5%

Subtotal - Other Securities	3,453	200	62	3,591	11.9%	3,488	242	52	3,678	12.1%

Total	28,087	2,420	310	30,197	100.0%	28,075	2,712	321	30,466	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative trading operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative trading operations. Excludes assets within our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet. Our derivative trading operation acts on behalf of affiliates and not in a dealer capacity.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2013 and December 31, 2012, respectively, 134 securities with amortized cost of $1,032 million (fair value $1,040 million) and 104 securities with amortized cost of $793 million (fair value, $847 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	111,802	81.7%	124,710	82.2%
Public, held-to-maturity, at amortized cost	2,693	2.0%	3,116	2.0%
Private, available-for-sale, at fair value	6,306	4.6%	6,252	4.1%
Private, held-to-maturity, at amortized cost	869	0.6%	1,152	0.8%
Trading account assets supporting insurance liabilities, at fair value	1,798	1.3%	1,838	1.2%
Other trading account assets, at fair value	915	0.7%	1,195	0.8%
Equity securities, available-for-sale, at fair value	2,363	1.7%	2,126	1.4%
Commercial mortgage and other loans, at book value	5,950	4.3%	6,156	4.1%
Policy loans, at outstanding balance	2,314	1.7%	2,665	1.7%
Other long-term investments (2)	1,576	1.2%	2,215	1.5%
Short-term investments	330	0.2%	318	0.2%

Total	136,916	100.0%	151,743	100.0%

	June 30, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	100,616	55.0%	100,596	56.2%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	22,981	12.6%	22,994	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,860	10.3%	18,752	10.5%
Other trading account assets, at fair value	486	0.3%	231	0.1%
Equity securities, available-for-sale, at fair value	2,926	1.6%	2,905	1.6%
Commercial mortgage and other loans, at book value	21,880	11.9%	20,467	11.4%
Policy loans, at outstanding balance	4,365	2.4%	3,790	2.1%
Other long-term investments (2)	4,986	2.7%	4,450	2.5%
Short-term investments	5,854	3.2%	4,806	2.7%

Total	182,954	100.0%	178,991	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.74%	2,136	265	3.76%	1,872	(118)
Equity securities	6.82%	69	31	6.07%	62	(14)
Commercial mortgage and other loans	4.99%	291	6	5.17%	271	—
Policy loans	4.65%	78	—	4.61%	71	—
Short-term investments and cash equivalents	0.22%	8	—	0.27%	9	—
Other investments	8.39%	165	(1,327)	4.25%	65	1,737

Gross investment income before investment expenses	3.88%	2,747	(1,025)	3.78%	2,350	1,605
Investment expenses	-0.13%	(77)	—	-0.13%	(64)	—

Subtotal	3.75%	2,670	(1,025)	3.65%	2,286	1,605

Investment results of other entities and operations (2)		271	23		277	4
Less, investment income related to adjusted operating income reconciling items		(40)			(37)

Total		2,901	(1,002)		2,526	1,609

	Six Months Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.73%	4,283	319	3.75%	3,713	(132)
Equity securities	6.27%	128	64	5.82%	118	(69)
Commercial mortgage and other loans	5.04%	573	(5)	5.22%	541	3
Policy loans	4.68%	154	—	4.60%	142	—
Short-term investments and cash equivalents	0.20%	16	1	0.27%	17	—
Other investments	6.41%	253	(2,263)	3.51%	111	424

Gross investment income before investment expenses	3.79%	5,407	(1,884)	3.75%	4,642	226
Investment expenses	-0.13%	(157)	—	-0.13%	(125)	—

Subtotal	3.66%	5,250	(1,884)	3.62%	4,517	226

Investment results of other entities and operations (2)		566	62		575	9
Less, investment income related to adjusted operating income reconciling items		(94)			(66)

Total		5,722	(1,822)		5,026	235

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative trading operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative trading operations. Our derivative trading operation acts on behalf of affiliates and not in a dealer capacity.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.95%	820	248	2.75%	818	(101)
Equity securities	5.42%	23	20	2.46%	12	(18)
Commercial mortgage and other loans	4.20%	64	3	4.08%	57	2
Policy loans	3.66%	21	—	3.53%	25	—
Short-term investments and cash equivalents	0.17%	1	—	0.16%	2	—
Other investments (2)	4.93%	35	(483)	4.44%	43	264

Gross investment income before investment expenses	3.06%	964	(212)	2.81%	957	147
Investment expenses	-0.11%	(36)	—	-0.14%	(49)	—

Total	2.95%	928	(212)	2.67%	908	147

	Six Months Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.87%	1,653	375	2.72%	1,612	(113)
Equity securities	4.72%	42	49	2.79%	28	(79)
Commercial mortgage and other loans	4.26%	129	4	4.03%	112	6
Policy loans	3.52%	43	—	3.44%	48	—
Short-term investments and cash equivalents	0.15%	2	—	0.17%	3	—
Other investments (2)	5.46%	82	(778)	3.60%	74	61

Gross investment income before investment expenses	2.98%	1,951	(350)	2.76%	1,877	(125)
Investment expenses	-0.12%	(78)	—	-0.14%	(93)	—

Total	2.86%	1,873	(350)	2.62%	1,784	(125)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.49%	1,316	17	5.25%	1,054	(17)
Equity securities	7.83%	46	11	9.27%	50	4
Commercial mortgage and other loans	5.27%	227	3	5.57%	214	(2)
Policy loans	5.18%	57	—	5.47%	46	—
Short-term investments and cash equivalents	0.24%	7	—	0.31%	7	—
Other investments	10.30%	130	(844)	3.92%	22	1,473

Gross investment income before investment expenses	4.55%	1,783	(813)	4.96%	1,393	1,458
Investment expenses	0.13%	(41)	—	-0.11%	(15)	—

Total	4.42%	1,742	(813)	4.85%	1,378	1,458

	Six Months Ended June 30
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.60%	2,630	(56)	5.27%	2,101	(19)
Equity securities	7.46%	86	15	8.67%	90	10
Commercial mortgage and other loans	5.33%	444	(9)	5.65%	429	(3)
Policy loans	5.37%	111	—	5.55%	94	—
Short-term investments and cash equivalents	0.21%	14	1	0.30%	14	—
Other investments	6.98%	171	(1,485)	3.34%	37	363

Gross investment income before investment expenses	4.48%	3,456	(1,534)	4.95%	2,765	351
Investment expenses	-0.14%	(79)	—	-0.11%	(32)	—

Total	4.34%	3,377	(1,534)	4.84%	2,733	351

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative trading operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
2,051	2,040	U.S. Retirement Solutions and Investment Management Division	709	306	506	680	779
645	656	U.S. Individual Life and Group Insurance Division	72	94	147	87	146
2,263	1,887	International Insurance Division	597	678	782	647	877
(1,112)	(938)	Corporate and other operations	(327)	(225)	(414)	(372)	(314)

3,847	3,645	Total pre-tax adjusted operating income	1,051	853	1,021	1,042	1,488
995	956	Income taxes, applicable to adjusted operating income	284	205	270	239	406

2,852	2,689	Financial Services Businesses after-tax adjusted operating income	767	648	751	803	1,082

		Reconciling items:
847	(27)	Realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)
223	501	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95
(123)	(631)	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)
90	1	Divested businesses	1	22	(687)	49	29
(189)	(95)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	5	8	(40)	26	(30)

848	(251)	Total reconciling items, before income taxes	(1,844)	2,118	(2,020)	(1,609)	(3,052)
425	35	Income taxes, not applicable to adjusted operating income	(114)	536	(623)	(614)	(1,241)

423	(286)	Total reconciling items, after income taxes	(1,730)	1,582	(1,397)	(995)	(1,811)

3,275	2,403	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(963)	2,230	(646)	(192)	(729)
110	71	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(4)	(9)	20	(25)	7

3,385	2,474	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(967)	2,221	(626)	(217)	(722)
72	11	Earnings attributable to noncontrolling interests	11	15	25	27	42

3,457	2,485	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(956)	2,236	(601)	(190)	(680)
35	32	Income (loss) from discontinued operations, net of taxes	7	8	(1)	3	1

3,492	2,517	Net income (loss) of Financial Services Businesses	(949)	2,244	(602)	(187)	(679)
72	11	Less: Income attributable to noncontrolling interests	11	15	25	27	42

3,420	2,506	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(960)	2,229	(627)	(214)	(721)

10.6%	11.3%	Operating Return on Average Equity (based on adjusted operating income)	11.4%	9.5%	10.7%	11.7%	16.3%

		Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
3,420	2,506	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(960)	2,229	(627)	(214)	(721)
146	495	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	21	(5)	43	(18)	15

3,566	3,001	Consolidated net income (loss) attributable to Prudential Financial, Inc.	(939)	2,224	(584)	(232)	(706)

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q
		Earnings per share of Common Stock (diluted): (1)
5.84	5.69	Financial Services Businesses after-tax adjusted operating income	1.61	1.38	1.59	1.70	2.29

		Reconciling items:
1.73	(0.06)	Realized investment gains (losses), net, and related charges and adjustments	(3.85)	4.29	(2.76)	(3.61)	(6.37)
0.46	1.05	Investment gains on trading account assets supporting insurance liabilities, net	0.49	0.01	0.56	0.23	0.20
(0.25)	(1.33)	Change in experience-rated contractholder liabilities due to asset value changes	(0.52)	0.11	(0.54)	(0.20)	(0.30)
0.18	—	Divested businesses	0.01	0.05	(1.46)	0.10	0.06
(0.01)	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.02	(0.03)	0.02	—	0.02

2.11	(0.33)	Total reconciling items, before income taxes	(3.85)	4.43	(4.17)	(3.48)	(6.39)
1.03	0.11	Income taxes, not applicable to adjusted operating income	(0.20)	1.14	(1.24)	(1.30)	(2.55)

1.08	(0.44)	Total reconciling items, after income taxes	(3.65)	3.29	(2.93)	(2.18)	(3.84)

6.92	5.25	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.04)	4.67	(1.34)	(0.48)	(1.55)
0.07	0.07	Income from discontinued operations, net of taxes	0.01	0.02	—	—	—

6.99	5.32	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.03)	4.69	(1.34)	(0.48)	(1.55)

480.2	466.8	Weighted average number of outstanding Common shares (basic)	469.2	466.1	464.4	462.6	464.3
488.7	475.4	Weighted average number of outstanding Common shares (diluted)	477.5	473.5	471.8	469.9	471.7

24	36	Direct equity adjustments for earnings per share calculation	8	8	4	—	4
17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
38	35	Financial Services Businesses after-tax adjusted operating income	8	6	8	7	10
45	32	Income from continuing operations (after-tax) of Financial Services Businesses	—	21	—	7	2

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012, September 30, 2012, December 31, 2012, and March 31, 2013 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED OPERATIONS HIGHLIGHTS

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
1,040.8	237.8	Institutional customers	286.1	289.2	303.1	313.7	323.2
477.2	110.6	Retail customers	125.1	131.7	133.9	138.7	143.8
1,254.3	257.4	General account	321.3	331.4	340.7	374.6	373.3

2,772.3	605.8	Total Investment Management and Advisory Services	732.5	752.3	777.7	827.0	840.3
617.3	149.8	Non-proprietary assets under management	176.8	176.2	193.0	196.8	180.7

3,389.6	755.6	Total managed by U.S. Retirement Solutions and Investment Management Division	909.3	928.5	970.7	1,023.8	1,021.0
54.2	13.1	Managed by U.S. Individual Life and Group Insurance Division	14.8	13.6	13.7	16.4	22.6
69.9	15.3	Managed by International Insurance Division	18.8	19.0	20.5	20.1	17.8

3,513.7	784.0	Total assets under management	942.9	961.1	1,004.9	1,060.3	1,061.4
66.9	64.5	Client assets under administration	69.0	67.6	67.8	69.2	105.5

3,580.6	848.5	Total assets under management and administration	1,011.9	1,028.7	1,072.7	1,129.5	1,166.9

208.9	151.1	Assets managed or administered for customers outside of the United States at end of period	214.6	223.0	237.3	243.8	241.2

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
21,038	14,912	Premiums	5,980	6,695	8,263	41,145	6,329
4,032	3,482	Policy charges and fee income	1,078	1,085	1,251	1,183	1,425
9,803	8,501	Net investment income	2,500	2,526	2,631	2,713	2,821
3,998	3,150	Asset management fees, commissions and other income	922	925	1,092	1,082	1,243

38,871	30,045	Total revenues	10,480	11,231	13,237	46,123	11,818

		Benefits and Expenses (1):
19,919	14,557	Insurance and annuity benefits	5,484	6,404	8,229	40,783	6,332
3,756	3,418	Interest credited to policyholders’ account balances	948	971	941	944	966
1,163	1,049	Interest expense	308	311	311	313	327
(3,027)	(2,432)	Deferral of acquisition costs	(809)	(911)	(882)	(932)	(864)
1,565	1,027	Amortization of acquisition costs	406	513	466	581	475
11,648	8,781	General and administrative expenses	3,092	3,090	3,151	3,392	3,094

35,024	26,400	Total benefits and expenses	9,429	10,378	12,216	45,081	10,330

3,847	3,645	Adjusted operating income before income taxes	1,051	853	1,021	1,042	1,488

		Reconciling items:
2,503	152	Realized investment gains (losses), net, and related adjustments	(2,716)	3,058	(1,951)	(2,057)	(3,305)
(1,656)	(179)	Related charges	878	(1,028)	648	359	302

847	(27)	Total realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)

223	501	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95
(123)	(631)	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)
90	1	Divested businesses	1	22	(687)	49	29
(189)	(95)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	5	8	(40)	26	(30)

848	(251)	Total reconciling items, before income taxes	(1,844)	2,118	(2,020)	(1,609)	(3,052)

4,695	3,394	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(793)	2,971	(999)	(567)	(1,564)
1,420	991	Income tax expense (benefit)	170	741	(353)	(375)	(835)

3,275	2,403	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(963)	2,230	(646)	(192)	(729)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
901	1,232	Premiums	116	248	161	31,979	145
2,043	1,662	Policy charges and fee income	544	556	584	598	619
4,086	4,237	Net investment income	999	983	1,002	1,096	1,160
3,955	3,214	Asset management fees, commissions and other income	960	915	1,074	1,107	1,140

10,985	10,345	Total revenues	2,619	2,702	2,821	34,780	3,064

		Benefits and Expenses (1):
2,070	2,139	Insurance and annuity benefits	251	611	736	32,292	524
2,285	2,415	Interest credited to policyholders’ account balances	544	568	504	531	506
139	96	Interest expense	35	39	37	33	33
(1,093)	(1,154)	Deferral of acquisition costs	(265)	(288)	(305)	(233)	(235)
602	272	Amortization of acquisition costs	97	168	(20)	166	145
4,931	4,537	General and administrative expenses	1,248	1,298	1,363	1,311	1,312

8,934	8,305	Total benefits and expenses	1,910	2,396	2,315	34,100	2,285

2,051	2,040	Adjusted operating income before income taxes	709	306	506	680	779

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—
118	121	Net investment income	23	15	38	31	18
2,358	1,846	Asset management fees, commissions and other income	531	477	603	626	642

2,476	1,967	Total revenues	554	492	641	657	660

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
13	13	Interest expense	3	5	3	4	3
(23)	(24)	Deferral of acquisition costs	(7)	(6)	(7)	(6)	(7)
25	25	Amortization of acquisition costs	6	6	6	6	6
1,666	1,428	General and administrative expenses	420	435	450	502	479

1,681	1,442	Total benefits and expenses	422	440	452	506	481

795	525	Adjusted operating income before income taxes	132	52	189	151	179

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q
		Revenues (1):
(22)	(27)	Premiums	(10)	(7)	(7)	(9)	(9)
(35)	(42)	Policy charges and fee income	(9)	(10)	(9)	(10)	(10)
410	330	Net investment income	87	111	101	104	95
(540)	(489)	Asset management fees, commissions and other income	(191)	(166)	(191)	(189)	(229)

(187)	(228)	Total revenues	(123)	(72)	(106)	(104)	(153)

		Benefits and Expenses (1):
146	45	Insurance and annuity benefits	8	38	78	12	—
(34)	(70)	Interest credited to policyholders’ account balances	(7)	(6)	(5)	(4)	—
809	788	Interest expense	195	193	190	195	197
67	63	Deferral of acquisition costs	15	19	20	18	18
(58)	(40)	Amortization of acquisition costs	(8)	(16)	(3)	(15)	(13)
(5)	(76)	General and administrative expenses	1	(75)	28	62	(41)

925	710	Total benefits and expenses	204	153	308	268	161

(1,112)	(938)	Adjusted operating income before income taxes	(327)	(225)	(414)	(372)	(314)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RECLASSIFIED U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

Supplementary Revenue Information (in millions):

Years ended December 31		% Change		2012				2013
2011	2010			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
1,541	1,326	16%	Asset management fees	403	407	424	433	451
339	210	61%	Other related revenues	30	(25)	113	89	65
596	431	38%	Service, distribution and other revenues	121	110	103	135	144

2,476	1,967	26%	Total Asset Management segment revenues	554	492	640	657	660

			Analysis of asset management fees by source:
729	639	14%	Institutional customers	190	190	194	201	203
452	372	22%	Retail customers	121	124	132	132	145
360	315	14%	General account	92	93	98	100	103

1,541	1,326	16%	Total asset management fees	403	407	424	433	451

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 2.2% for the three months ended June 30, 2013, (7.6%) for the three months ended March 31, 2013, (2.3)% for the three months ended December 31, 2012, (6.7)% for the three months ended September 30, 2012, and 25.4% for the three months ended June 30, 2012.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2013

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 7, 2013

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of August 7, 2013

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.